UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2025

GAIA, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27517	84-1113527
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

833 West South Boulder Road
Louisville, Colorado 80027
(Address of principal executive offices)

(303) 222-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 5, 2025, Gaia, Inc. (the “Company”) filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (No. 333-283767) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to an underwritten public offering (the “Offering”) of shares of the Company’s Class A common stock. The Preliminary Prospectus Supplement contains certain preliminary unaudited estimated financial results for the fourth quarter and fiscal year ended December 31, 2024. Such preliminary unaudited estimated results are furnished in the excerpt from the Preliminary Prospectus Supplement attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the launch of the Offering is included herewith as Exhibit 99.2 and is incorporated by reference.

The information in Items 2.02 and 7.01 and in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

As part of the Company’s ongoing efforts to enhance its corporate governance by increasing the representation of independent directors on the Company’s Board of Directors (the “Board”), the Board informed James Colquhoun that it does not intend to nominate him at the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”). Mr. Colquhoun will continue to serve as a member of the Board until the 2025 Annual Meeting.

Mr. Colquhoun will continue to serve as Chief Executive Officer of the Company following the 2025 Annual Meeting. Additionally, the Board has invited Mr. Colquhoun to remain as a non-voting Board observer following the 2025 Annual Meeting. In this capacity, Mr. Colquhoun will continue to attend Board meetings and receive Board materials, but will not have voting rights or be counted for quorum purposes.

The Board intends to nominate Robert Grant as an independent director for election to the Board at the 2025 Annual Meeting to serve for a term to expire at the next annual meeting of shareholders. Mr. Grant will be included as a nominee for election by the shareholders in the Company’s proxy statement for the 2025 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Excerpt from Preliminary Prospectus Supplement, dated February 5, 2025.
99.2	Press Release, issued by the Company on February 5, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaia, Inc.

Date: February 5, 2025	/s/ Ned Preston
	Name:	Ned Preston
	Title:	Chief Financial Officer